Exhibit 10.13.5

AMENDMENT NO. 4 TO SPRINT MASTER APPLICATION AND SERVICES

AGREEMENT

This Amendment No. 4 (“Amendment No. 4”) to the Sprint Master Application and Services Agreement (“Agreement”) effective March 29, 2012 (“Amendment No. 4 Effective Date”) is between Sprint United Management Company (“Sprint”), and Telenav, Inc., a Delaware corporation (“Supplier”). Except as otherwise indicated, defined terms in this Amendment have the same meaning as in the Agreement.

I.	Background

A.	The parties entered into the Agreement on January 30, 2009.

B.	The parties entered into Amendment No. 1 effective July 1, 2009.

The parties entered into Amendment No. 2 effective December 16, 2009.

The parties entered into an Addendum dated March 12, 2010.

The parties entered into Amendment No. 3 effective September 1, 2010.

C.	The parties agree to modify the Agreement as set forth in this Amendment No. 4.

The parties agree as follows:

II.	Amendment

A.	The Agreement is amended in Section 1 “Applications” by adding new subsections k, l, m, n and o as follows:

k. Application 11—[*****] is an application with GPS functionality (Application 11), and is further described in Exhibit A. Application 11 consists of a server side application (Server Software 11) and a client application which is downloadable by the Sprint User to a Device (Client Application 11). Server Software 11 and Client Application 11 shall be referred to as “Application 11”.

l. Application 12—[*****] is an application with GPS functionality (Application 12), and is further described in Exhibit A. Application 12 consists of a server side application (Server Software 12) and a client application which is downloadable by the Sprint User to a Device (Client Application 12). Server Software 12 and Client Application 12 shall be referred to as “Application 12”.

m. Application 13—[*****] is an application with GPS functionality (Application 13), and is further described in Exhibit A. Application 13 consists of a server side application (Server Software 13) and a client application which is downloadable by the Sprint User to a Device (Client Application 13). Server Software 13 and Client Application 13 shall be referred to as “Application 13”.

n. Application 14—[*****] is an application with GPS functionality (Application 14), and is further described in Exhibit A. Application 14 consists of

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

a server side application (Server Software 14) and a client application which is downloadable by the Sprint User to a Device (Client Application 14). Server Software 14 and Client Application 14 shall be referred to as “Application 14”.

o. Application 15—TeleNav Asset/Vehicle Tracker is an application with GPS functionality (Application 15), and is further described in Exhibit A. Application 15 consists of a server side application (Server Software 15) and a client application which is downloadable by the Sprint User to a Device (Client Application 15). Server Software 15 and Client Application 15 shall be referred to as “Application 15”.

B.	The Agreement is amended in Exhibit A by adding new sections 12, 13, 14 and 15 as follows:

12. Application 11. [*****]

[*****] provides [*****] on many Sprint GPS-enabled Devices. The primary features and functionality are as follows:

•	[*****]

•	[*****]

•	[*****]

13. Application 12. [*****]

[*****] provides [*****] on many Sprint GPS-enabled Devices. The primary features and functionality includes everything provided in [*****] plus the following:

•	[*****]

•	[*****]

14. Application 13. [*****]

[*****] provides [*****] on many Sprint GPS-enabled Devices. The primary features and functionality includes everything provided in [*****] plus [*****].

15. Application 14. [*****]

[*****] provides [*****] on many Sprint GPS-enabled Devices. The primary features and functionality includes everything provided in [*****] plus [*****].

16. Application 15. TeleNav Asset/Vehicle Tracker

TeleNav Asset/Vehicle Tracker gives you visibility of vehicles and powered equipment in the field, delivering increased operational control, reduced risk and lower costs. Combining cutting-edge technology with a simple and reliable SaaS-based architecture, TeleNav delivers affordable, flexible and scalable fleet management for any size organization. Powerful features [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C.	The Agreement is amended by deleting Exhibit M in its entirety and replacing it with a new Exhibit M attached to this Amendment and incorporated by reference herein.

D.	The Agreement is amended by deleting Exhibit D in its entirety and replacing it with the Exhibit D attached to this Amendment and incorporated by reference herein.

III.	General

A.	Other than as set forth above, the Agreement remains unchanged and in full force and effect.

B.	If there is a conflict between the terms of the Agreement, any previous Amendment(s) and this Amendment No. 4, this Amendment No. 4 will control unless otherwise stated in this Amendment No. 4.

This Amendment No. 4 executed by authorized representatives of Sprint and Supplier incorporates the terms and conditions of the Agreement.

SPRINT/UNITED MANAGEMENT COMPANY		TELENAV, INC.

By:	/s/ Eugene Agee	By:	/s/ Michael Strambi
Name:	Eugene Agee	Name:	Michael Strambi
Title:	VP Procurement & Real Estate	Title:	CFO

Date:	7/24/12	Date:	7/24/12

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT D

1.	Payment 1A. For [*****] sold via orders placed by customers using a Sprint owned or authorized Sales Channel. Sprint will pay to Company [*****] (“Payment Percent 1A”) of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (regardless of the Edition) (“Payment 1A”).

Payment 1B. For [*****] sold via orders placed by customers from all non-WAP sites, including but not limited to: [*****] (“Sales Channel 2”). Sprint will pay to Company [*****] (“Payment Percent 1B”) of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (regardless of Edition) (“Payment 1B”).

For [*****] sold via orders placed by customers from all non-WAP sites, including but not limited to: [*****] (‘Sales Channel 2”). Sprint will pay to Company [*****] of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (regardless of the Edition).

Payment 1D. For Application 5

Pay per Day Option:

Unlimited use of Application 5 in 24-hour period, all devices all Sales Channels:

[*****] of the total fees actually received by Sprint from a Sprint User for the pay per day option, based upon the price which will be determined by Supplier in its sole discretion.

Monthly Recurring Subscription

Sprint will pay to Company [*****] (“Payment Percent 1D”) of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (regardless of the Sales Channel) (“Payment 1D”). TeleNav will in its sole discretion determine the price to the end user of the Applications.

Monthly Recurring Subscription – Application 5(c)

Sprint will pay to Company [*****] of the total fee(s) actually received by Sprint from a Sprint User for use of Application 5(c) (regardless of the Sales Channel). TeleNav will in its sole discretion determine the price to the end user of Application 5(c).

Application 5 Premium Services

Sprint will pay to Company [*****] of the total fee(s) actually received by Sprint from a Sprint User for use of Application 5 Premium Services (regardless of the Sales Channel) including MRC and Pay per day.

Bundled Pricing for Application 5

Upon execution of Amendment No. 3, Sprint will have the right to distribute Application 5, Product 5d, Sprint Navigation or TeleNav Basic to all Sprint subscribers on the Sprint Network as part of a Bundled Offering, and will in addition have the right to distribute Product 5d to all Sprint subscribers on the Boost Mobile and Virgin Mobile USA networks, in each case as part of Bundled Offerings. At Suppliers election, Supplier may provide Product 5b, as an alternative to Product 5d for any handset as an alternative product for availability. In exchange for the distribution right provided to Sprint in connection with Bundled Offerings, Sprint will pay to Supplier the following sums for the license and service periods identified below:

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Service Period	Fixed License and Service Fee
January 1, 2012 to December 31, 2012	$[*****]

The foregoing fees will not be subject to any adjustments or other provisions as provided in Section 6 b. or c. and there will be no adjustment pursuant to such Section as it relates to fees due or paid to TeleNav in connection with Application 5 for the period from January 1, 2010 and the Effective Date of the Amendment.

In the event the number of Sprint subscribers permitted to access Application 5 as part of a Bundled Offering, exceeds [*****] in a calendar month during calendar year 2010, for all incremental subscribers for that month Sprint will pay the amounts which previously would have been due under the terms of this Agreement. In the event the number of Sprint subscribers permitted to access Application 5 as part of a Bundled Offering, exceeds [*****] in a calendar month during calendar year 2011, for all incremental subscribers for that month Sprint will pay the amounts which previously would have been due under the terms of this Agreement. In the event the number of Sprint subscribers permitted to access Application 5 as part of a Bundled Offering, exceeds [*****] in a calendar month during calendar year 2012, for all incremental subscribers for that month Sprint will pay the amounts which previously would have been due under the terms of this Agreement.

Payment 1F. For [*****] sold via orders placed by customers from including but not limited to: [*****]. Sprint will pay to Company [*****] (“Payment Percent 1F”) of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (regardless of the Edition) (“Payment 1F”).

2.	Payment 2—One-Time Set-Up Fee. Sprint will pay to Company [*****] for (“Payment Percent 2”) of the total fee(s) actually received by Sprint from a Sprint User for One-Time Set-Up Fee (“Payment 2”) (Payment Percent 1 and 2, the “Payment Percent(s)”) (Payment 1 and 2, the “Payment(s)”).

3.	Free [*****] Sprint User Trial. Sprint may make the first thirty (30) days of [*****] service available to Sprint Users at no cost. During such period, Sprint will not be obligated to make any Payment or Minimum Payment to Company for such service. The Sprint User may terminate [*****] service at the conclusion of such trial period. If at the end of such trial period the Sprint User decides to continue service of [*****], the terms and conditions of this Agreement will fully apply.

4.	Price Changes/ Discounts. If there is any change to any price or offer of discounts to a Sprint User as applied through the Sprint Billing system, the parties will calculate the Payments based on the new and/or discounted price as agreed to by both parties.

5.	Minimum Payment for Sales Channel 1. Except for the free trial as described in Section 3 of this Exhibit F, in no event will the Payments for Sales Channel 1 be less than following minimum payment:

Type of Payment	Minimum Payment	Suggested Retail Pricing Without Sprint Data
Application 3—Editions:
TeleNav Limited Routes—All Devices Except Blackberry (per month/per user)*	$[*****]/month/per Sprint User (end-user)	Usually in a bundle so depends on bundle pricing
TeleNav Unlimited Routes—All Devices Except Blackberry (per month/per user)	$[*****]/month/per Sprint User (end-user)	$[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.	Minimum Payment for Sales Channel 2. Except for the free trial and service described in Section 3 of this Exhibit F, in no event will the Payment be less than the amounts specified in the below table (“Minimum Payments”):

Type of Payment		Minimum Payment	Suggested Retail Pricing
Application	Editions
1	TeleNavTrack Lite (prior to 1/10/2010)	$[*****]/month/per Sprint User (end-user)	$[*****]
	TeleNav Track Lite (available between 1/11/2010 and 10/2/2011)	$[*****]/month/per Sprint User (end-user)	$[*****]
	TeleNav Track Lite (after 10/2/2011)	$[*****]/month/per Sprint User (end-user)	$[*****]
2	TeleNavTrack Basic	$[*****]/month/per Sprint User (end-user)	$[*****]
	TeleNavTrack Plus	$[*****]/month/per Sprint User (end-user)	$[*****]
	TeleNavTrack Enhanced	$[*****]/month/per Sprint User (end-user)	$[*****]
	TeleNavTrack Premium (prior to 1/10/2010)	$[*****]/month/per Sprint User (end-user)	$[*****]
	TeleNav Track Premium (after 1/10/2010)	$[*****]/month/Sprint user (end-user)	$[*****]
	TeleNav Track Standard	$[*****]/month/per Sprint User (end-user)	$[*****]
3	TeleNav Limited Routes - All Devices Except Blackberry (per month/per user)*	$[*****]/month/per Sprint User (end-user)	Usually in a bundle so depends on bundle pricing
	TeleNav Unlimited Routes- All Devices Except Blackberry (per month/per user)*	$[*****]/month/per Sprint User (end-user)	$[*****]
	TeleNav Limited Routes- for the Blackberry (per month/per user)*	$[*****]/month/per Sprint User (end-user)	Usually in a bundle so depends on bundle pricing
	TeleNav Unlimited Routes- for the Blackberry (per month/per user)	$[*****]/month/per Sprint User (end-user)	$[*****]
	One-Time Set-Up Fee (prior to 1/10/2010)	$[*****]/One-Time Set-Up Fee/per Sprint User (end-user)	$[*****]
	One-Time Set-Up Fee (after 1/10/2010)	$[*****]/One-Time Set-Up Fee/per Sprint User (end-user)	$[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4	Fleet	$[*****]/month/per Sprint User (end-user)	$[*****]
6	[*****]	$[*****]/month/per Sprint User (end-user)	$[*****]
6	[*****]	$[*****]/month/per Sprint User (end-user)	$[*****]
7	TeleNav Vehicle Manager –Standard	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q10)
7	[*****]	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q10)
8	[*****]	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q10)
9	[*****]	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q10)
	Asset Tracker	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q10)
10	Vehicle Tracker	$[*****]/month/per Sprint User (end-user)	$[*****]
11	[*****]	$[*****]	$[*****]
12	[*****]	$[*****]	$[*****]
13	[*****]	$[*****]	$[*****]
14	[*****]	$[*****]	$[*****]
15	TeleNav Asset/Vehicle Tracker ([*****])	$[*****]/month/per Sprint User (end-user)	$[*****]
15	TeleNav Asset/Vehicle Tracker ([*****])	$[*****]/month/per Sprint User (end-user)	$[*****]

*	The number of Limited Routes per calendar month per Sprint User (end-user) will be [*****] Routes per calendar month or as otherwise agreed to in writing.

7.	M-Commerce Revenue Share.

Sprint will receive [*****] of the Gross M-Commerce Revenue generated from transaction fees derived within the application for M-Commerce purchases. “Gross M-Commerce Revenue” means the gross amount of transaction fees due to Company with respect to M-Commerce sales generated from within the Company Application on the Sprint Wireless Network, less any applicable taxes (excluding Company’s income tax).

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.	[*****]. For the purpose of clarification, the sums subject to the Payment Percent do not include Sprint User API fees, access, airtime, wireless data transport, taxes or any other charges payable to Sprint by Sprint Users. Company acknowledges and agrees that [*****] in the event [*****].

9.	Payment Process

a.	The Payments will be calculated on a calendar [*****] basis and will be due and payable by Sprint within [*****] days following the end of [*****]. In the case of Fixed License and Service Fees, such payments will be due and payable no later than [*****] calendar [*****], except in the case of the initial Fixed License and Service Fee which will be due and payable no later than [*****] days after the date of the last party to execute this Amendment No. 3. Payment for Application 5 for the 2012 calendar year will be made [*****] equal payments of $[*****] and will be due and payable on [*****] and [*****]. In the event that Sprint exercises its right to terminate the Agreement, on or after June 30, 2012, Supplier shall replay to Sprint the pro rata portion of the Fixed License and Service Fee applicable to the period for which Supplier no longer provides service to users prior to December 31, 2012. Such pro rata portion shall be based upon the Fixed License and Service Fee for the Service Period from January 1, 2012 to December 31, 2012.

b.	All email correspondence regarding Payments and Remittances should be sent to the following:

i)	Jennice Chiu [*****]

ii)	Doug Miller [*****]

iii)	Dave Jordan [*****]

c.	Sprint will remit all payments to:

Wire Address:
Pay to:	Wells Fargo
Routing & Transit #:	121000248
Beneficiary name:	TeleNav, Inc.
For credit of:	TeleNav, Inc.
Credit Account #:	[*****]

Postal Service Address: Telenav, Inc. Attn: Douglas Miller, CFO 950 De Guigne Dr. Sunnyvale, CA 94085

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT M

GOVERNMENT CONTRACT DISCOUNT SCHEDULE

Supplier agrees to provide a [*****] discount on all applicable payments from Sprint to Supplier for all Sprint User purchases of the Applications listed below for US Government purchases through Sprint Federal Contracts as agreed to and defined in the General Service Administration’s Manufacturer Letter of Supply signed by Supplier (“GSA Letter”). Such Supplier discount will only apply (i) where Sprint discounts its retail pricing to Sprint Users for US Government purchases of the Applications listed below by at least [*****] and (ii) to payments made for new Application activations. All payments related to existing monthly service Applications as of the Addendum Effective Date will not be eligible for the Supplier discount.

Applications eligible for Supplier’s [*****]% discount are:

• Application 1	TeleNav Track Lite
• Application 2	TeleNav Track
• Application 3	TeleNav GPS Navigator
• Application 4	TeleNav Fleet
• Application 5	Sprint Navigation*
• Application 6	[*****]
• Application 9	TeleNav Asset Tracker and
• Application 10	TeleNav Vehicle Tracker
• Application 11	[*****]
• Application 12	[*****]
• Application 13	[*****]
• Application 14	[*****]
• Application 15	TeleNav Asset/Vehicle Tracker

*	Discount will not apply for Application 5 bundles.

Hardware purchased from hardware vendors for Applications 9 & 10 will not be eligible for Supplier’s discount. Only Applications 9, 10, & 15 require purchase of hardware from outside vendors.

Where Sprint discounts its retail pricing to Sprint Users for US Government purchases of the Applications listed above by at least [*****], Sprint will pay Supplier the amounts described in Exhibit M-1, attached hereto and incorporated by reference herein.

Supplier agrees to waive the Minimum Payment for the Sales Channel 2 requirement specified in Section 7 of Exhibit D only for the Applications listed above for US Government purchases through Sprint Federal Contracts as agreed to and defined in the GSA Letter.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT M-1

Type of Payment		Fixed Amount Due Supplier for Qualifying GSA	Suggested Retail Pricing
Application	Editions

1	TeleNav Track Lite (after 10/2/2011)	$[*****]/month/per Sprint User (end-user)	$[*****]
1	TeleNav Track Lite (available between 1/11/2010 and 10/2/2011)	$[*****]/month/per Sprint User (end-user)	$[*****]
2	TNT Basic	$[*****]	$[*****]
2	TNT Plus	$[*****]	$[*****]
2	TNT Enhanced	$[*****]	$[*****]
2	TeleNav Track Premium (available between 1/11/2010 and 10/2/2011)	$[*****]/month/Sprint user (end-user)	$[*****]
2	TeleNav Track Standard (available between 1/11/2010 and 10/2/2011)	$[*****]/month/per Sprint User (end-user)	$[*****]
3	Telenav GPS Navigator	$[*****]	$[*****]
	One-Time Set-Up Fee (after 1/10/2011)	$[*****]/One-Time Set-Up Fee/per Sprint User (end-user)	$[*****]
4	Fleet	$[*****]	$[*****]
5	SN MRC	$[*****]	$[*****]
5	SN Bundle	Does not qualify for GSA pricing.
6	[*****] (prior to 10/2/2011)	$[*****]/month/per Sprint User (end-user)	$[*****]
6	[*****] (after 10/2/2011)	$[*****]/month/per Sprint User (end-user)	$[*****]
9	Asset Tracker—Lite	$[*****]	$[*****]
9	Asset Tracker—Std	$[*****]/month/per Sprint User (end-user)	$[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10	Vehicle Tracker	$[*****]/month/per Sprint User (end-user)	$[*****]
11	[*****]	$[*****]/month/per Sprint User (end-user)	$[*****]
12	[*****]	$[*****]/month/per Sprint User (end-user)	$[*****]
13	[*****]	$[*****]/month/per Sprint User (end-user)	$[*****]
14	[*****]	$[*****]/month/per Sprint User (end-user)	$[*****]
15	TeleNav Asset/Vehicle Tracker ([*****])	$[*****]/month/per Sprint User (end-user)	$[*****]
15	TeleNav Asset/Vehicle Tracker ([*****])	$[*****]/month/per Sprint User (end-user)	$[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.